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EXHIBIT NO. 10.70:      ELEVENTH AMENDMENT AND WAIVER, DATED APRIL 1, 1997, TO
                        THE CREDIT AGREEMENT BETWEEN THE COMPANY AND CHASE MANHATTAN BANK.

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                       ELEVENTH AMENDMENT AND WAIVER

                  ELEVENTH AMENDMENT AND WAIVER dated as of April 1, 1997, (the "Amendment and Waiver"), with respect to the Credit Agreement dated as of April 5, 1994, by and between STERLING VISION, INC., a New York corporation (the "Company") and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Bank") (as amended, the "Credit Agreement").

                                  RECITALS

                  The Company has requested and the Bank has agreed, subject to the terms and conditions of this Amendment and Waiver, to waive and amend certain provisions of the Credit Agreement as herein set forth.

                  Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  I. Waiver. The Bank hereby waives compliance with the agreement contained in Section 3(c) of the Ninth Amendment and Waiver to Credit Agreement to permit the Company to purchase all of the issued and outstanding capital stock of Singer Specs, Inc., a Delaware corporation ("Singer") pursuant to an Agreement and Plan of Reorganization dated as of February 19, 1997, as amended by a letter agreement dated March 19, 1997 and a letter agreement dated April 1, 1997 among the Company, Sidney Singer, Alan Singer and David Singer (the "Transaction"), a true, correct and complete copy of which, the Company represents and warrants to the Bank, is attached hereto as Exhibit D ("the Plan of Reorganization"); provided, the Company does not use the proceeds of any Loan to fund the "Liability Fund", as that term is defined in the Plan of Reorganization.

                  II. Amendments.

                  (a) The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 is hereby amended and restated in its entirety to read as follows:

                  "Revolving Credit Commitment Termination Date" shall mean November 15th, 1998

                  (b) Clause (a) of Section 2.01 is hereby amended to add the text "or Section 3.10(c)" after the reference to "Section 2.01(d) therein".

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                  (c) Clause (c) of Section 3.09 is hereby amended and restated

in its entirety to read as follows:

                  The Bank shall directly charge all scheduled principal and interest payments, all mandatory prepayments pursuant to Section 3.10(c), and commitment fees, in each case, due in respect of the Loans to the Company's account(s) at the Payment Office or other office of the Bank.

                  (d) Section 3.10 is hereby amended to add a new Clause
(c) which shall read in its entirety as follows:

                  (c) The Revolving Credit Commitment shall be reduced by the sum of $75,000 on the 15th day of each month commencing April 15, 1997 and the 15th day of each month thereafter until the Revolving Credit Commitment Termination Date. In the event that the aggregate principal amount of the Revolving Credit Loans outstanding on the date of any such reduction exceeds the Revolving Credit Commitment after giving effect to such reduction, the Company shall pay to the Bank on such date the amount of such excess together with all accrued interest thereon together with all other amounts due and payable hereunder.

                  (e) Clause (v)(b) of Section 7.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  A loan by the Company to Mr. Robert Greenberg (which such loan shall be exclusive of the aggregate allowance of $250,000 permitted in clause
(a) hereof) in the principal amount of $122,500, accruing interest at 6% per annum, and which loan shall require monthly payments of interest only for the initial six months following the date of the loan and thereafter in equal monthly installments of principal and interest commencing six months from the date of such loan with a final payment due on or prior to January 1, 2002.

                  (f) Clause (a)(i) of Section 8.01 is hereby amended and restated in its entirety to read as follows:

                  (a)(i) Default in the payment of any principal of any Loan when due and payable, including, without limitation, any mandatory prepayment of principal required pursuant to Section 3.10,

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                  II. Conditions Precedent. The waivers and amendments set
forth in Paragraph I and II, respectively, shall not be effective unless the Bank shall have received on or prior to April 1, 1997, payment of an amendment fee of $1,500 and each of the documents, certificates and opinions referred to in clause (a) through (h) below and provided there shall have been no waiver, amendment or modification to the Plan of Reorganization, including, without limitation, a waiver by the Company of any condition to the closing of the transactions contemplated thereby.


                  (a) The Joinder Agreement attached hereto as Exhibit A duly executed by Singer and its Subsidiaries;

                  (b) An Acknowledgement and Agreement duly executed by the Company, and, within one (1) Business Day of the closing of the Transaction, stock certificates evidencing 100% of the issued and outstanding shares of capital stock of Singer and stock powers with respect thereto duly endorsed in blank;

                  (c) A Corporate Guaranty substantially in the form of Exhibit C to the Credit Agreement duly executed by Singer and its Subsidiaries;

                  (d) A Security Agreement in the form attached as Exhibit G-2 to the Credit Agreement duly executed by Singer and its Subsidiaries together with UCC-1 financing statements as required thereunder;

                  (e) A Pledge Agreement duly executed by Singer and, within one (1) Business Day of the closing of the Transaction, stock certificate evidencing 100% of the issued and outstanding shares of capital stock of each Subsidiary of Singer and stock powers with respect thereto duly endorsed in blank;

                  (f) A Trademark Security Agreement duly executed by
Singer; and

                  (g) An opinion of counsel to the Company substantially in the form attached hereto as Exhibit C;

                  (h) A Secretary's Certificate of each of Singer and its Subsidiaries certifying their respective certificates of incorporation, by-laws and resolutions with respect to the agreements referred to in clauses (a) through (d) above, together with a good standing certificate issued by the Secretary of State of the state of their respective incorporation.

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                  In the event any document, certificate, or opinion
referenced in clause (a) through (h) above is not delivered to the Bank on or prior to the date thereof, the waiver and amendments granted pursuant to Paragraph I and Paragraph II, respectively, shall be null and void and of no force and effect.

                  III. Miscellaneous.

                  (a) THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) All terms used herein shall have the same meaning as in the Credit Agreement, as amended hereby, unless specifically defined herein.

                  (c) This Amendment and Waiver shall constitute a Loan
Document.

                  (d) Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof. The Credit Agreement is ratified and confirmed in all respects. The amendment and waiver herein are limited specifically to the matters set forth above and for the specific instance, and purposes for which given and do not constitute directly or by implication an amendment or waiver of any other provisions of the Credit Agreement or a waiver of any Event of Default or event which upon notice, lapse and time or both would constitute an Event of Default which may occur or may have occurred under the Credit Agreement.

                  (e) The Company hereby represents and warrants that, after giving effect to this Amendment and Waiver, no Event of Default or event which upon notice, lapse of time or both would constitute an Event of Default, exists under the Credit Agreement or any other Loan Document.

                  (f) This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one Amendment and Waiver.

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                  IN WITNESS WHEREOF, the Company and the Bank have caused
this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

                            STERLING VISION, INC.

                            By: /s/Joseph Silver
                                -----------------------------------------
                                Title: Executive Vice President/Secretary

                            THE CHASE MANHATTAN BANK

                            By: /s/Flavia Kruger
                                -----------------------------------------
                                Title: Vice President

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                  The undersigned, not parties to the Credit Agreement but
as Corporate Guarantors under Corporate Guaranties executed in favor of the Bank, hereby accept and agree to the terms of the foregoing Amendment and Waiver and further acknowledge that their respective Corporate Guaranties are in full force and effect and are ratified and confirmed.

                  STERLING ADVERTISING, INC.
                  STERLING VISION OF MAIN PLACE, INC.
                  STERLING VISION OF HEMPSTEAD, INC.
                  STERLING VISION OF NORTHWAY MALL, INC.
                  STERLING VISION OF REGO PARK, INC.
                  STERLING VISION OF BATAVIA, INC.
                  STERLING VISION OF NORTH SHORE MART, INC.
                  STERLING VISION OF BAY STREET, INC.
                  STERLING VISION OF BRAMALEA, INC.
                  STERLING VISION OF HAMILTON, INC.
                  STERLING VISION OF LIME RIDGE, INC.
                  STERLING VISION OF KINGSTON, INC.
                  STERLING VISION OF BLUE HEN MALL, INC.
                  STERLING VISION OF LANDOVER, INC.
                  STERLING VISION OF MONDAWMIN, INC.
                  STERLING VISION OF PADDOCK MALL, INC.
                  STERLING VISION OF METRO NORTH, INC.
                  STERLING VISION OF FRANKLIN MALL, INC.
                  STERLING VISION OF TINLEY PARK, INC.
                  STERLING VISION OF EAU CLAIRE, INC.
                  STERLING VISION OF SENECA, INC.
                  STERLING ROSLYN CORP.
                  STERLING VISION OF WALDEN, INC.
                  STERLING VISION OF INDEPENDENCE, INC.
                  STERLING VISION OF ROTTERDAM, INC.
                  STERLING VISION OF NEWBURGH, INC.
                  STERLING VISION OF BAY RIDGE, INC.
                  STERLING VISION OF WESTPORT, INC.
                  STERLING VISION, U.S.A., INC.
                  STERLING VISION OF CALIFORNIA, INC.
                  SITE FOR SORE EYES SACRAMENTO, INC.
                  SITE FOR SORE EYES ADVERTISING, INC.
                  STERLING VISION OF POTOMAC MILLS, INC.
                  SITE FOR SORE EYES YUBA CITY, INC.
                  STERLING VISION OF WHEATON PLAZA, INC.

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                  STERLING VISION OF MID RIVERS, INC.
                  STERLING VISION OF EAST ROCKAWAY, INC.
                  STERLING VISION OF NEWPARK, INC.

                  STERLING VISION OF COLUMBUS MILLS, INC.
                  STERLING VISION OF ONTARIO MILLS, INC.
                  STERLING VISION OF NANUET, INC.
                  STERLING VISION OF DELAFIELD, INC.
                  STERLING VISION OF TOMS RIVER, INC.
                  STERLING VISION OF ISLANDIA, INC.
                  STERLING VISION OF HAWTHORNE CENTER, INC.
                  STERLING VISION OF LEVITTOWN, INC.
                  STERLING VISION OF CHARLESTOWN, INC.
                  STERLING VISION OF SYOSSET, INC.
                  STERLING VISION OF CAPITOLA, INC.
                  STERLING VISION OF FOX RUN, INC.
                  STERLING VISION OF METRO N.Y., INC.
                  STERLING VISION OF BRUNSWICK, INC.
                  STERLING VISION OF ROSLYN, INC.
                  INSIGHT LASER CENTERS, INC.
                  STERLING VISION OF EAST MADISON, INC.
                  STERLING VISION OF HAGERSTOWN, INC.
                  STERLING VISION BRYANT II CORP.
                  STERLING VISION OF WHITE FLINT, INC.
                  STERLING VISION OF CAMBRIDGE SQUARE, INC.
                  STERLING VISION OF CAPE GIRARDEAU, INC.
                  STERLING VISION OF EDISON, INC.
                  STERLING VISION OF NAPA, INC.
                  STERLING VISION OF LOS GATOS, INC.
                  STERLING VISION OF PRINCE GEORGES PLAZA, INC. STERLING VISION, INC.
                  STERLING VISION BOS, INC.
                  VISIONCARE OF CALIFORNIA
                  STERLING VISION OF TRACY, INC.
                  INSIGHT LASER CENTERS N.Y. I, INC.
                  INSIGHT LASER CENTERS NEW YORK II, LTD.
                  INSIGHT LASER CENTERS N.C. II, INC.
                  STERLING VISION DKM, INC.
                  STERLING VISION OF GREEN ACRES, INC.
                  STERLING VISION OF M.V., INC.
                  STERLING VISION OF SOUTHPARK, INC.
                  STERLING VISION OF NORTHPARK, INC.

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                  STERLING VISION OF BREA, INC.
                  STERLING VISION OF BLASDELL, INC.
                  STERLING VISION OF SOUTHDALE, INC.
                  STERLING VISION OF WESTMINSTER, INC.
                  STERLING VISION OF FAIR OAKS, INC.
                  STERLING VISION OF NEWPORT BEACH,INC.
                  STERLING VISION OF FULTON ST., INC.
                  STERLING VISION DKM ADVERTISING, INC.
                  720 MARKET STREET REALTY CORPORATION

                  STERLING VISION OF SACRAMENTO, INC.
                  STERLING VISION OF FARGO, INC.
                  STERLING VISION OF 1900 BROADWAY, INC.
                  STERLING VISION OF ANAHEIM, INC.
                  STERLING VISION OF EASTLAND, INC.
                  STERLING VISION OF GASTONIA, INC.
                  STERLING VISION OF KIRKWOOD MALL, INC.
                  STERLING VISION OF BLUEFIELD, INC.
                  STERLING VISION OF GREEN BAY, INC.
                  STERLING VISION KENNEDY BLVD., INC.
                  STERLING VISION OF WEST BEND, INC.
                  STERLING VISION OF WEST MADISON, INC.
                  STERLING VISION DKM OF SHEBOYGAN, INC.
                  STERLING VISION OF KENOSHA, INC.
                  STERLING VISION OF HAMPTON, INC.
                  STERLING VISION OF FORESTVILLE, INC.
                  STERLING VISION OF FOND DU LAC, INC.
                  STERLING VISION OF FNR, INC.
                  STERLING VISION OF MINOT, INC.
                  STERLING VISION LABORATORIES, INC.
                  STERLING VISION OF BASHFORD MANOR, INC.

                                    BY /S/JOSEPH SILVER
                                       ----------------------
                                       NAME: JOSEPH SILVER
                                       TITLE: EXECUTIVE VICE PRESIDENT/SECRETARY


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